SUPPLEMENT DATED MARCH 18, 2013 TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED NOVEMBER 27, 2012

Arden Alternative Strategies Fund

Series of Arden Investment Series Trust

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Statement of Additional Information. Please retain this Supplement for future reference.

The section of the Statement of Additional Information captioned “Disclosure of Portfolio Securities Holdings” is amended by replacing the section in its entirety with the following:

The Trust has adopted a written policy relating to disclosure of its portfolio holdings governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments held by the Fund.  This policy is designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders and includes procedures to address conflicts between the interests of Fund shareholders and those of the Adviser, Distributor or any affiliated person of the Fund, the Adviser or the Distributor.  Disclosure of the Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q).  These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.  Except for these reports, or as otherwise specifically permitted by the Trust's policy, information regarding the Fund's portfolio holdings may not be provided to any person.

Information regarding the Fund's portfolio investments, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.  In connection with any such arrangement, the recipient of the information must agree to maintain the confidentiality of the information and to use the information only to facilitate its rating or ranking of the Fund.  The Fund's policy does not prohibit disclosure of information to the Adviser or to other service providers to the Trust (including its administrator, distributor, custodian, legal counsel and auditors) or to authorized broker-dealers/service agents (and their affiliates).

The Fund’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to the Fund's portfolio investments and is also responsible to report to the Board at least annually regarding the effectiveness of the Trust's compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy.  Under the Trust's policy, the Adviser, the Trust and their respective affiliated persons are prohibited from receiving any direct or indirect compensation in consideration of information relating to the Fund's portfolio investments held, purchased or sold by the Fund.

Consistent with the Trust's policy, information relating to the Fund's portfolio investments are provided to certain persons as described in the following table.  Such persons are subject to duties not to trade on such information.  There are no other arrangements in effect involving the disclosure of information regarding the Fund's portfolio holdings.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions

Adviser	Daily	Ethical

Sub-Adviser	Daily	Ethical

Administrator and Distributor	Daily	Contractual and Ethical

Custodian	Daily	Contractual and Ethical

Authorized Broker-Dealers/Service Agents (and their affiliates)	Daily	Contractual

Auditor	During annual audit and other reviews of financial statements	Ethical

Legal Counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel's review.	Ethical

Printers	Twice a year. Printing semi-annual and annual reports.	No formal restrictions in place. However, printer would not receive portfolio information until at least 30 days old.